SUBORDINATION AGREEMENT


STATE OF NEW MEXICO        )
                           )
COUNTY OF SAN JUAN         )


         This Agreement, entered into this 14th day of November, 2000.

                                   WITNESSETH

         WHEREAS, PLAYA MINERALS & ENERGY, INC., a Texas corporation, has heretofor executed a Mortgage, Assignment of Production, Security Agreement and Financing Statement (hereinafter "Mortgage") to PARAWON CORPORATION, an Alabama corporation, said Mortgage dated July 21, 2000 and filed for record in the Office of the County Clerk of San Juan County, New Mexico in B1305.P800;

         WHEREAS, PLAYA MINERALS & ENERGY, INC. is becoming indebted to EQUIVA TRADING COMPANY, in the total amount of $1,700,000 which indebtedness will be secured by oil that may be produced from PLAYA MINERALS AND ENERGY INC.'s interest attributable to the lands described on Exhibit "A" attached to said Mortgage;

         WHEREAS, it is the intention of the undersigned that said Mortgage executed in favor of PARAWON CORPORATION ON July 21, 2000 and recorded in
B1305.P800, be second, subservient and inferior to the indebtedness of $1,700,00.00 owed by PLAY MINERALS & ENERGY INC., to EQUIVA TRADING COMPANY.

         NOW, THEREFORE, in consideration of the premises, PARAWON CORPORATION, an Alabama corporation hereby agrees that the Mortgage described above is second, subservient and inferior to PLAYA MINERALS & ENERGY, INC.'s, obligation to EQUIVA TRADING COMPANY, a Delaware general partnership, in the amount of $1,700,000.

         IN WITNESS WHEREOF, the said PARAWON CORPORATION, has caused these presents to be executed and its seal affixed by the officer thereunto duly authorized on this the _____ day of November, 2000.

                                             PARAWON CORPORATION



                                             BY:
                                                --------------------------------
                                                Earl Hollingshead - President



STATE OF TEXAS    )
                  )
COUNTY OF HARRIS  )

         This instrument was acknowledged before me on November ___, 2000 by Earl Hollingshead as President of PARAWON CORPORATION.



                                                --------------------------------
                                                Notary Public,
                                                              ------------------

                                                My Commission Expires:
                                                                      ----------

(AFFIX NOTARIAL SEAL)